Rule 497(e)

Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

(the “Trust”)

First Trust Balanced Income ETF

(the “Fund”)

Supplement To the Fund’s Statement of Additional Information

November 12, 2025

Notwithstanding anything to the contrary in the Fund’s statement of additional information, the table of management fee breakpoints in the section entitled “Management of the Fund – Investment Advisor” in the Fund’s statement of additional information is replaced in its entirety with the following:

Management Fee	Breakpoints
0.25000%	Fund net assets up to and including $2.5 billion
0.24380%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.23750%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.23130%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.22500%	Fund net assets greater than $10 billion up to and including $15 billion
0.12500%	Fund net assets greater than $15 billion

Please Keep this Supplement with your Fund Statement
of Additional Information for Future Reference